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                                                                    EXHIBIT 10.8

                                                                [EXECUTION COPY]

            AMENDED AND RESTATED SUBSIDIARIES STOCK PLEDGE AGREEMENT

         This AMENDED AND RESTATED SUBSIDIARIES STOCK PLEDGE AGREEMENT dated as of September 30, 1999, among NSHS SERVICES, INC., a wholly-owned subsidiary of Northstar Health Services, Inc. (the "Company") (as the successor to the Pledgors (as such term is defined in the Original Subsidiaries Stock Pledge Agreement (as defined below)), each a "Pledgor" and, collectively, the "Pledgors"), CERBERUS CAPITAL MANAGEMENT, LLC (the "Agent") and THE CHASE MANHATTAN BANK, as Collateral Agent as provided for in Section 8.1B of the Credit Agreement referred to below (as successor collateral agent to IBJ WHITEHALL BANK & TRUST COMPANY, formerly known as IBJ SCHRODER BANK & TRUST COMPANY, the "Collateral Agent"), amends and restates in its entirety that certain Subsidiaries Stock Pledge Agreement, dated as of October 20, 1995 (as amended, modified or supplemented prior to the date hereof, the "Original Subsidiaries Stock Pledge Agreement"), among the Pledgors and IBJ Schroder Bank & Trust Company (the "Original Agent").

                                    RECITALS

         A. The Company, the Original Agent and the lenders set forth on the signature pages thereto are parties to that certain Credit Agreement, dated as of October 20, 1995 (as amended, modified or supplemented prior to the date hereof, the "Original Credit Agreement"), pursuant to which the Lenders agreed to extend certain credit facilities to the Company (the "Original Loans") which were represented by certain promissory notes (the "Original Notes"), the proceeds of which were used (i) to refinance substantially all indebtedness of the Company and its Subsidiaries outstanding on the date thereof, (ii) to pay certain fees and expenses, (iii) to provide financing for the working capital needs of the Company and its Subsidiaries and (iv) to provide a portion of the purchase price of certain acquisitions by the Company and its Subsidiaries.

         B. The Pledgors and the Original Agent are parties to that certain Subsidiaries Guarantee, dated as of October 20, 1995 (as amended, modified or supplemented prior to the date hereof, the "Original Subsidiaries Guarantee"), pursuant to which the Pledgors guaranteed the Company's Obligations under the Original Credit Agreement and under the other Loan Documents.

         C. In order to secure the Obligations under the Original Subsidiaries Guarantee, the Pledgors and the Agent entered into the Original Subsidiaries Stock Pledge Agreement, pursuant to which the Pledgors pledged to the Original Agent, on behalf of Lenders, a first priority security interest in all equity securities and debt securities of the Subsidiaries of the Company owned by such Pledgors.

         D. The Original Agent now wishes to resign as agent for the Lenders and
(i) the Agent wishes to replace the Original Agent as agent for the Lenders and
(ii) the Collateral Agent wishes to replace the Original Agent as collateral agent for the Lenders under this Agreement.

         E. The Company, the Pledgors, the Lenders, the Agent and the Original Agent have agreed to amend and restate the Original Credit Agreement as of the date hereof (the Original Credit Agreement, as so amended and restated being referred to herein as the "Credit Agreement") to (i) extend the maturity of the Original Loans on the terms set forth therein, (ii) reflect the Original Agent's resignation as agent for the Lenders thereunder and the appointment of the Agent as successor agent for the Lenders and

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the appointment of the Collateral Agent as its successor as collateral agent for the Lenders under this Agreement, and (iii) make certain other changes as more fully set forth therein.

         F. The Pledgors, the Agent and the Collateral Agent have agreed to amend and restate the Original Subsidiaries Stock Pledge Agreement in its entirety to (i) provide for the continuation of the pledge of the Pledged Collateral (as defined below) by the Pledgors and (ii) to reflect the Original Agent's resignation as collateral agent for the Lenders and the appointment of the Agent and the Collateral Agent as successor agents for the Lenders.

         G. The Pledgors, the Agent and the Collateral Agent now wish to amend and restate the Original Subsidiaries Stock Pledge Agreement in its entirety to
(i) secure the Lenders' interest in the Obligations and (ii) reflect the Original Agent's resignation as collateral agent for the Lenders and the appointment of the Collateral Agent as its successor as collateral agent for the Lenders.

         H. The Company owns, directly or indirectly, all of the issued and outstanding capital stock of the Pledgors.

         I. The Company and the Pledgors are engaged in related businesses, and each of the Pledgors will derive substantial direct and indirect benefit from the continuance of the Loans pursuant to the Credit Agreement.

         J. It is the intent of the Company, the Pledgors, the Lenders, the Agent and the Collateral Agent that the amendment and restatement of the Original Credit Agreement shall not constitute a novation of the obligations and liabilities of the parties under the Original Credit Agreement nor be deemed to evidence or constitute repayment of all or any portion of such obligations and liabilities and that the Credit Agreement shall amend and restate in its entirety the Obligations under the Original Credit Agreement and re-evidence the Obligations of Company outstanding thereunder.

         K. Each of the Pledgors represents and confirms, and the Agent and the Collateral Agent each acknowledge, that (i) the pledge of the pledged collateral and securities pursuant to the Original Subsidiaries Stock Pledge Agreement continues in full force and effect and continues to secure the Obligations under the Credit Agreement, (ii) the Loans represented by the Notes are the same Original Loans which were, prior to the date hereof, represented by the Original Notes, and (iii) the transactions contemplated by the Credit Agreement and this Agreement did not and do not constitute a discharge or release of the pledge under the Original Subsidiaries Stock Pledge Agreement and that the pledge and the Pledged Collateral (as defined below) securing the Original Loans and Obligations continue to secure the Loans and the Obligations.

         L. It is a condition precedent to the obligation of the Lenders to amend and restate the Original Credit Agreement and to extend the maturity of the Original Loans that the Pledgors execute this Agreement and continue to grant the pledge hereunder.

                                    AGREEMENT

         In consideration of the premises and the mutual covenants and the mutual agreements herein set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

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                                    ARTICLE I

                                   Definitions

         Section 1.01. Certain Defined Terms. Unless otherwise defined herein, capitalized terms used but not otherwise defined in this Agreement have the meaning given to them in the Credit Agreement. In addition, the following terms have the following meanings:

                  "Action" against a Person means an action, suit, investigation, complaint, litigation, arbitration, contest, hearing, inquiry, inquest, audit, examination or other proceeding threatened or pending against or affecting the Person or its property, whether civil, criminal, administrative, investigative or appellate, in law or equity before any arbitrator or Governmental Body.

                  "Governmental Body" means any agency, bureau, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

                  "Issuer" means each of the corporations and entities set forth on Schedule 4.09 as an issuer of Pledged Stock and any other corporation or entity that becomes a Subsidiary of the Company.

                  "Obligors" means each of the individuals, corporations and entities set forth on Schedule 4.10 as an obligor of Pledged Debt and any other corporation or entity that becomes a Subsidiary of the Company.

                  "Pledged Debt" means all indebtedness, together with any notes or other instruments evidencing or representing such indebtedness, and all options or other rights of any nature whatsoever which may be issued or granted by any of the Obligors to the Pledgors while this Agreement is in effect, each as set forth on Schedule 4.10 hereto.

                  "Pledged Shares" means the shares of capital stock and other equity interests, together with all certificates representing such shares or equity interests, and all options or other rights of any nature whatsoever which may be issued or granted by any of the Issuers to the Pledgors while this Agreement is in effect, each as set forth on
         Schedule 4.09 hereto.

                  "Regulation" means each applicable law, rule, regulation, order or recommendation (or any change in its interpretation or administration) by any Governmental Body, central bank or comparable agency and any request or directive (whether or not having the force of law) of any of those Persons and each writ, judgment, injunction, order, decree or award of any arbitrator or Governmental Body.

                                   ARTICLE II

                          Pledge and Grant of Security

         Section 2.01. Pledge and Grant of Security. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, each of the Pledgors hereby assigns and pledges to the Collateral Agent for its benefit and the ratable benefit of the Lenders and grants to the Collateral Agent for its benefit and the ratable benefit of the Lenders a Lien on, security interest in and pledge of all of the right, title and interest of the Pledgors in and to the following (collectively, the "Pledged Collateral"):

                  (a) Pledged Shares. The Pledged Shares and all dividends, cash, instruments and other property from time to time received, receivable or

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         otherwise distributed in respect of or in exchange for all or any of the Pledged Shares.

                  (b) Additional Equity Interests. All additional shares of capital stock or other equity interests of the Issuers from time to time acquired by the Pledgors in any manner, the certificates representing those additional shares, all options and other rights of any nature whatsoever which may be issued or granted by any of the Issuers to the Pledgors while this Agreement is in effect, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for all or any of those shares.

                  (c) Pledged Debt. All Pledged Debt and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for all or any of the indebtedness.

                  (d) Additional Indebtedness. All additional indebtedness from time to time owed to the Pledgors by any Obligor of the Pledged Debt, the instruments evidencing the additional indebtedness and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for all or any of the additional indebtedness.

                  (e) Other Securities and Instruments. All notes, certificates of deposit, certificates and all other instruments from time to time delivered to or otherwise possessed by the Collateral Agent for or on behalf of the Pledgors in substitution for or in addition to all or part of the Pledged Stock, the Pledged Debt or the Pledged Collateral.

                  (f) Subscription and Other Rights. All rights to subscribe for securities, and all other rights incident to the Pledged Stock, the Pledged Debt or the Pledged Collateral.

                  (g) Proceeds. All proceeds of any and all of the foregoing Pledged Collateral.

                                   ARTICLE III

   Pledgors Remain Liable; Proceeds; Delivery and Voting of Pledged Collateral

         Section 3.01. Pledgors Remain Liable. Anything in this Agreement to the contrary notwithstanding:

                  (a) Pledgors Remain Liable. Each of the Pledgors shall remain liable to fully and timely perform all its obligations (whether under contract, law or otherwise) under or in respect of the Pledged Collateral to the same extent as if this Agreement had not been executed.

                  (b) Pledgors Not Released. The exercise by the Collateral Agent, the Agent or any Lender of any of their rights under any Loan Document shall not release any of the Pledgors from any of those obligations.

                  (c) Collateral Agent, Agent and Lenders Not Liable. Neither the Collateral Agent, the Agent nor any Lender shall have, by reason of any Loan Document, any duty, obligation or liability under or in respect of any Pledged Collateral or any contract or agreement included in the Pledged Collateral.

                  (d) Collateral Agent, Agent and Lenders Not Obligated to Perform. Neither the Collateral Agent, the Agent nor any Lender shall be obligated to perform any of the obligations of the Pledgors under or in respect of any Pledged

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         Collateral or any other contract or agreement included in the Pledged
         Collateral or to take any action to collect or enforce any claim for payment assigned by this Agreement.

         Section 3.02. Proceeds. Unless an Event of Default shall have occurred and is continuing:

                  (a) Hold in Trust. Each of the Pledgors shall hold the funds, instruments and other items received as proceeds of Pledged Collateral in trust for the Collateral Agent, segregated from other funds of such Pledgor and shall deliver the funds, instruments and other items to the Collateral Agent in the form received, together with any necessary endorsements.

                  (b) Deposit. Upon the receipt of the proceeds referred to in
         Section 3.02(a), the Collateral Agent shall deposit the proceeds into the Concentration Account (as defined in the Company Security Agreement). Thereafter, the proceeds shall be treated and applied in the same manner as other funds in the Concentration Account.

         Section 3.03. Delivery of Pledged Collateral

         (a) Delivery to Collateral Agent. All certificates and instruments, whether negotiable or otherwise, representing or evidencing the Pledged Collateral shall be delivered to the Collateral Agent duly endorsed in blank or accompanied by undated stock powers, instruments of transfer or undated assignments duly executed in blank, in each case with signatures guaranteed and otherwise in form and substance satisfactory to the Agent (the "Stock Powers").

         (b) Re-registration of Pledged Collateral. At the request of the Agent, each of the Pledgors shall promptly cause the Pledged Collateral specified by the Agent to be registered in the name of the Collateral Agent, the Agent or in the name of the nominee or nominees specified by the Agent.

         (c) Exchange of Certificates. The Collateral Agent may from time to time exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         Section 3.04. Voting of Pledged Collateral. Unless an Event of Default shall have occurred and is continuing, the Pledgors shall be entitled to exercise any and all voting and other consensual rights pertaining to all or any part of the Pledged Collateral for any purpose not inconsistent with or in violation of any of the terms of this Agreement or of any other Loan Document; provided, however, that the Pledgors shall not exercise or refrain from exercising any right if, in the sole judgment of the Agent, the action would have a material adverse effect on the value of all or any part of the Pledged Collateral or on the interest of the Pledgors, the Collateral Agent, the Agent or the Lenders in any of the Pledged Collateral. Each of the Pledgors shall give the Collateral Agent and the Agent at least five Business Days prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right.

                                   ARTICLE IV

                 Representations and Warranties of the Pledgors

         Each of the Pledgors, jointly and severally, hereby represent and warrant to the Collateral Agent, the Agent and the Lenders as follows:

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         Section 4.01. Power. Such Pledgor has good right and all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, including, without limitation, the granting of the security interests, Liens and pledges in the Pledged Collateral to the Collateral Agent.

         Section 4.02. Authorization; Binding Effect. The execution and delivery by such Pledgor of this Agreement, the performance by such Pledgor of its obligations under this Agreement and the consummation of the transactions contemplated hereby has been duly authorized by all necessary corporate action. No other proceedings on the part of such Pledgor are necessary to approve and adopt this Agreement or to approve the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Pledgor and is a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms.

         Section 4.03. Contravention. Neither the execution, delivery and performance of this Agreement by such Pledgor nor the consummation of the transactions contemplated hereby will (with or without notice or lapse of time or both) (a) conflict with, violate or breach any provision of such Pledgor's organizational documents or bylaws, (b) violate, conflict with or result in a breach of any Regulation, writ, judgment, injunction, order, decree or award of any Governmental Body or any other Person by which such Pledgor, any of the Pledged Collateral or any of its other properties may be bound or affected, (c) conflict with, result in a default under, or give rise to a right of termination, cancellation, or acceleration or to a loss of a benefit under any material contract or material agreement to which such Pledgor is a party or by which such Pledgor, the Pledged Collateral or any of its other properties may be bound or affected or (d) result in or require the creation or imposition of any Lien on any Pledged Collateral or any of the other properties now owned or hereafter acquired by such Pledgor, except for the Liens in favor of the Collateral Agent created by this Agreement.

         Section 4.04. Approvals. No authorization, consent, order or approval of, notice to or registration or filing with, or any other action by any Governmental Body or other Person, is required or advisable in connection with
(a) the due execution and delivery by such Pledgor of this Agreement, (b) the consummation of the transactions contemplated by this Agreement, including the granting of the security interests, Liens and pledges of the Pledged Collateral to the Collateral Agent, (c) the perfection of the security interests, Liens and pledges granted by this Agreement, (d) the performance by such Pledgor of its obligations under this Agreement, or (e) the exercise by the Collateral Agent of its rights and remedies under this Agreement.

         Section 4.05. Title. Such Pledgor is and, with respect to Pledged Collateral to be acquired, will be, the sole legal, record and beneficial owner of the Pledged Collateral, free and clear of any Lien, or option in favor of any other Person, except for the Liens created by this Agreement and such Pledgor has good and marketable title to the Pledged Collateral. No security agreement, financing statement or other instrument similar in effect covering all or any part of the Pledged Collateral is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to this Agreement.

         Section 4.06. Perfected First Priority Liens. The delivery of the certificates and instruments to the Collateral Agent in accordance with this Agreement creates a valid and perfected first priority Lien on, security interest in and pledge of the Pledged Collateral in favor of the Collateral Agent, for the ratable benefit of the Lenders, which Liens are prior to all other Liens on the Pledged Collateral and which are enforceable as such against
(a) all creditors of, and purchasers from, such Pledgor, (b) any present or future creditor obtaining a Lien on the Pledged Collateral, and (c) any other third party, and all filings and other actions necessary or desirable to perfect and protect such Liens and security interests have been duly made or taken.

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         Section 4.07. Chief Place of Business. The chief place of business and chief executive office of such Pledgor are located at The Atrium, 665 Philadelphia Street, Indiana, Pennsylvania 15701. Such Pledgor keeps all of its records concerning the Pledged Collateral only at that address.

         Section 4.08. Delivery of Certificates. All of the certificates and instruments representing or evidencing Pledged Collateral and the Stock Powers have been duly delivered to the Collateral Agent in accordance with Section 3.03.

         Section 4.09. Pledged Shares.

         (a) Schedule. Schedule 4.09 sets forth a true, correct and complete list and description of all of the Pledged Shares and the Issuers thereof.

         (b) Duly Authorized, Etc. The Pledged Shares are duly authorized, validly issued, fully paid and non-assessable.

         (c) No Other Securities or Interests. The Pledged Shares constitute all the issued and outstanding shares of capital stock or equity interests of the Issuers. There are no (i) outstanding capital stock or securities convertible into or exchangeable or exercisable for any shares of capital stock or securities of any Issuer, (ii) outstanding rights to subscribe for or to purchase, or any options for the purchase of, or any calls, commitments or claims of any character relating to, any shares of capital stock or securities of any Issuer, (iii) outstanding securities convertible into or exchangeable or exercisable for any shares of capital stock or securities of any Issuer and (iv) agreements or arrangements providing for the issuance of any shares of capital stock or securities of any Issuer.

         Section 4.10. Pledged Debt.

         (a) Schedule. Schedule 4.10 sets forth a true, correct and complete list and description of all of the Pledged Debt and the Obligors thereon.

         (b) Duly Authorized, Etc. The Pledged Debt is duly authorized, validly issued and constitutes the legal, valid and binding obligation of the Issuers thereof enforceable against each such Issuer in accordance with their respective terms.

         Section 4.11. Pledged Collateral.

         (a) No Voting or Transfer Restrictions. There is no agreement or arrangement restricting the voting or transfer of the Pledged Collateral except as provided in this Agreement.

         (b) No Payment Restrictions. There are no legal, contractual or other restrictions on the payment of (i) dividends or other distributions on any shares of the capital stock or securities of any Issuer, including, without limitation, the Pledged Shares, or (ii) principal or interest on any indebtedness of any Issuer, including, without limitation, the Pledged Debt, in each case, except for restrictions imposed by this Agreement and the Credit Agreement.

         (c) No Repurchase Obligations. No Person is subject to any obligation, contingent or otherwise, to repurchase or otherwise acquire or retire any of the Pledged Collateral.

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                                    ARTICLE V

                            Covenants of the Pledgors

         Section 5.01. No Liens on Pledged Collateral. None of the Pledgors will create, incur, assume or permit to exist, will defend the Pledged Collateral against, and will take such other actions as is necessary to remove, any Lien or claim on or to the Pledged Collateral, other than the Liens created hereby, and will defend the right, title and interest of the Collateral Agent and the Lenders in and to any of the Pledged Collateral against the claims and demands of any and all Persons.

         Section 5.02. Perfection. Each of the Pledgors will take any and all actions, at such Pledgor's expense, which are necessary or advisable to ensure that (a) the Liens granted pursuant to this Agreement at all times constitute perfected Liens in favor of the Collateral Agent, for the ratable benefit of the Lenders, and (b) such Liens are at all times prior to all other Liens on the Pledged Collateral and will be enforceable as such against (i) all creditors of, and purchasers from, such Pledgor, (ii) any present or future creditor obtaining a Lien on the Pledged Collateral, and (iii) any other third party.

         Section 5.03. No Dispositions of Pledged Collateral. None of the Pledgors will sell, transfer, lease, convey or otherwise dispose of any of the Pledged Collateral, or attempt, offer or contract to do so.

         Section 5.04. Payment of Obligations. Each of the Pledgors will promptly pay and discharge when due all taxes, assessments and governmental charges or levies assessed, levied or imposed upon or relating to, and all claims against, the Pledged Collateral or such Pledgor or in respect of such Pledgor's income or profits therefrom, as well as all claims of any kind, including, without limitation, claims for labor, materials and supplies, against or with respect to the Pledged Collateral.

         Section 5.05. Compliance with Laws, etc. Each Pledgor will comply in all material respects with all Regulations applicable to the Pledged Collateral or any part thereof or to the operation of such Pledgor's business.

         Section 5.06. Maintenance of Records. Each Pledgor will keep and maintain, at its own cost and expense, satisfactory and complete records of the Pledged Collateral, including, without limitation, a record of all payments received. Each Pledgor will mark its books and records pertaining to the Pledged Collateral to evidence this Agreement and the Liens, security interests and pledges granted hereby. For the Collateral Agent's and Lenders' further security, the Collateral Agent, for the ratable benefit of the Lenders, shall have a security interest in all of such Pledgor's books and records pertaining to the Pledged Collateral and, upon the occurrence of an Event of Default which is continuing, such Pledgor shall turn over any such books and records to the Collateral Agent or to its representatives.

         Section 5.07. Right of Inspection. The Collateral Agent, the Agent and the Lenders shall at all times have full and free access during normal business hours and, upon the occurrence and continuation of an Event of Default, at any time, to all the books, correspondence and records of the Pledgors, and the Collateral Agent, the Agent and the Lenders or their respective representatives may examine the same, take extracts therefrom and make photocopies thereof, and each of the Pledgors agrees to render to the Collateral Agent, the Agent and the Lenders, at such Pledgor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

         Section 5.08. Impairment of Pledged Collateral.

         (a) General. None of the Pledgors shall take, or fail to take, any action in connection with any Pledged Collateral that would impair the value of the Pledged Collateral or the interest or rights of the Pledgors, the Collateral Agent, the Agent or any Lender in, to or under that Pledged Collateral.

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         (b) Certain Actions Prohibited. None of the Pledgors will (i) amend, modify, terminate, cancel or waive any provision of any Pledged Collateral in any manner which could reasonably be expected to materially adversely affect the value of the Pledged Collateral or the interest of the Pledgors, the Collateral Agent, the Agent or the Lenders in such Pledged Collateral, (ii) fail to exercise promptly and diligently each and every material right which it may have under or with respect to the Pledged Collateral or (iii) fail to deliver to the Collateral Agent a copy of each material demand, notice or document received by it relating in any way to any of the Pledged Collateral.

         (c) Limitations on Extensions. None of the Pledgors will grant any extension of the time of payment of any of the Pledged Collateral, or compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

         Section 5.09. Notices; Reports.

         (a) Liens. Each of the Pledgors will advise the Collateral Agent and the Agent promptly, in reasonable detail, of (i) any Lien (other than Liens created hereby or permitted under the Credit Agreement) on, or claim asserted against, any of the Pledged Collateral and (ii) the occurrence of any other event which could reasonably be expected to have a material adverse effect on
(x) the aggregate value of the Pledged Collateral or (y) the Liens created hereunder.

         (b) Reports, Notices, Etc. Each of the Pledgors shall furnish to the Collateral Agent and the Agent (i) promptly upon receipt, copies of all notices, requests and other documents received by such Pledgor under or in respect of the Pledged Collateral, (ii) promptly upon the request of the Agent, information and reports regarding that Pledged Collateral and (iii) promptly upon the request of he Agent, make the demands and requests for information or action that such Pledgor is entitled to make under the Pledged Collateral.

         (c) Further Identification of the Pledged Collateral. Each of the Pledgors will furnish to the Collateral Agent and the Agent from time to time statements and schedules further listing, identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as the Agent may reasonably request, all in reasonable detail.

         Section 5.10. Changes in Locations, Name, etc. None of the Pledgors will (i) change the location of its chief executive office or its chief place of business from that specified in Section 4.07 or remove its books and records from the location specified in Section 4.07, or (ii) change its name, identity or corporate structure or merge or take or suffer any other action that might result in any financing statement filed by the Collateral Agent in connection with this Agreement becoming misleading, unless, in each case, it shall have given the Collateral Agent and the Agent at least 30 days prior written notice thereof.

         Section 5.11. Pledged Collateral.

         (a) Collections. Subject to the provisions of Article VI hereof and the Cash Management System, the Pledgors shall timely collect all amounts due or to become due to the Company under the Pledged Collateral and otherwise enforce its rights under and in respect of such Pledged Collateral.

         (b) Deliver Pledged Collateral to Collateral Agent. In the event that any Pledgor shall receive any instruments, documents and certificates representing or evidencing

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any of the Pledged Collateral, such Pledgor shall immediately deliver and pledge to the Collateral Agent such Pledged Collateral accompanied by Stock Powers, to be held as Pledged Collateral pursuant to this Agreement.

         (c) Performance. Each of the Pledgors will fully and timely perform and observe all of the terms and provisions of the Pledged Collateral to be performed or observed by it, except as otherwise provided by law, and maintain the Pledged Collateral in full force and effect;

         (d) No Other Securities. None of the Pledgors will permit any Issuer to
(i) issue any capital stock or other securities in addition to or in substitution for the Pledged Collateral, (ii) issue any other class or series of stock or securities, (iii) cancel any of the Pledged Collateral, (iv) merge or consolidate with any Person or acquire all or a substantial portion of the assets or business of any Person without giving at least 45 days prior written notice to the Agent or (v) transfer any of its assets except in accordance with the terms of the Loan Documents.

         Section 5.12. Indemnification. Each of the Pledgors, jointly and severally, will indemnify the Collateral Agent, the Agent, the Lenders and their respective Affiliates and each of their respective shareholders, partners, members, directors, officers, employees, agents and Affiliates (collectively, the "Indemnified Persons") against and hold each Indemnified Person harmless from any and all liabilities, obligations, losses, damages, penalties, Actions, judgments, costs, expenses, claims, diminution in value, or disbursements of any kind or nature whatsoever (including interest, penalties, fines, judgments, settlements, costs of preparation and investigation, costs incurred in enforcing this indemnity and reasonable attorneys' fees and expenses) that the Indemnified Persons may suffer, sustain, incur or become subject to arising out of, relating to, or due to:

                  (a) any inaccuracy or breach of any of the representations and warranties of any Pledgor contained in this Agreement or in any certificate delivered hereunder;

                  (b) the nonfulfillment of any covenant, undertaking, agreement or other obligation of any Pledgor contained in this Agreement or in any certificate delivered hereunder;

                  (c) the failure or delay by any Pledgor in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Pledged Collateral; or

                  (d) any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor under any of the Pledged Collateral, arising out of a breach by any Pledgor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from any Pledgor.

         Section 5.13. Further Assurances. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Pledgors, each of the Pledgors will promptly and duly execute and deliver such further instruments and documents and take such further action as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby and all actions and filings necessary to maintain the Collateral Agent's first priority perfected Lien on, security interest in and pledge of all of the Pledged Collateral. Each of the Pledgors also hereby authorizes the

Collateral Agent and the Agent to file any such financing or continuation statement without the signature of the Pledgors to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                                   ARTICLE VI

                                    Remedies

         Section 6.01. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent and the Agent shall have each and every right and remedy available to it whether at law, in equity or otherwise, including, without limitation, each of the following:

                  (a) UCC Remedies. The Collateral Agent or the Agent may exercise all rights and remedies in respect of the Pledged Collateral available to a secured party under the Uniform Commercial Code in effect in the relevant jurisdiction (whether or not the Uniform Commercial Code applies to the affected Pledged Collateral), by law or otherwise.

                  (b) Exercise Rights of the Pledgors. The Collateral Agent or the Agent may exercise any and all rights and remedies of the Pledgors under or in respect of the Pledged Collateral, including, without limitation, any and all rights of the Pledgors to demand or otherwise require payment of any amount under, or performance of any provision of, the Pledged Collateral.

                  (c) Exercise Voting Rights. The Collateral Agent or the Agent may terminate all rights of the Pledgors to exercise the voting and other consensual rights that the Pledgors would otherwise be entitled to exercise pursuant to Section 3.04 of this Agreement. Upon such termination, all those rights shall immediately become vested in the Agent who shall have the sole right to exercise those rights by proxy or otherwise.

                  (d) Take Possession of Pledged Collateral. The Collateral Agent or the Agent may take possession of the Pledged Collateral and, without liability for trespass, enter on any premises for the purpose of taking possession of or removing any Pledged Collateral.

                  (e) Right to Sell Pledged Collateral.

                  (i) The Collateral Agent or the Agent may, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind, and without notice to the Pledgors except as specified in this Section 6.01, sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver all or any part of the Pledged Collateral in one or more parcels at public or private sale, at any of the Collateral Agent's offices, on any securities exchange, or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable.

                  (ii) Each of the Pledgors agrees that, to the extent notice of sale shall be required by law, at least ten days notice to the Pledgors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to consummate any sale of Pledged Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public sale from time to time by any notice or announcement and may make any sale without further notice of the time and place to which the sale was so adjourned.

                  (iii) For purposes of this Agreement, a written agreement to purchase all or any of the Pledged Collateral shall be deemed to be a sale of that property and the Collateral Agent shall be free to carry out the agreement notwithstanding that the Event of Default shall have been cured and the Obligations paid in full.

                  (iv) If all or any part of the Pledged Collateral is sold on credit or for future delivery, the property may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers, but the Collateral Agent shall not be liable if the purchaser or purchasers fail to take up and pay for the property and, in that event, the Collateral Agent may again sell the property pursuant to this Section.

                  (v) The Collateral Agent may restrict the bidders or purchasers to persons (A) representing that they are purchasing the Pledged Collateral for their own account for investment and not with a view to further distribution or sale and (B) satisfying the offeree and purchaser requirements for a valid private placement or limited offering under the Securities Act of 1933, as amended. Each of the Pledgors understands and agrees that the sale may be made at prices and on terms less favorable than a public sale and agrees that any such sale shall be deemed to have been made in a commercially reasonable manner even if the Collateral Agent accepts the first offer received.

                  (vi) To the extent permitted by law, the Collateral Agent, the Agent or any Lender may purchase all or any part of the Pledged Collateral at any public or private sale or sales free of any equity or right of redemption, stay, valuation or appraisal on the part of the Pledgors (all said rights being hereby waived and released to the extent permitted by law) and may make payment for the purchase by using any claim then due and payable to the Collateral Agent, the Agent or any Lender, as applicable, from the Pledgors as a credit against the purchase price, and the Collateral Agent may, upon compliance with the terms of sale, hold, retain and transfer the property without further accountability to the Pledgors.

                  (vii) Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each of the Pledgors hereby waives (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal which the Pledgors now have or may at any time in the future have under rule of law or statute now existing or hereafter enacted.

                  (f) Store Pledged Collateral. The Collateral Agent or the Agent may cause any Pledged Collateral to be held, stored, processed or completed prior to sale, and expenses incurred for this purpose shall constitute Obligations hereunder. Each of the Pledgors agrees to assemble the Pledged Collateral and make it available to the Collateral Agent or the Agent at places where the Collateral Agent or the Agent may reasonably select, whether at such Pledgor's premises or elsewhere.

                  (g) Notices to Issuers. The Collateral Agent or the Agent may, without notice to any Pledgor, (i) notify the Issuers of any of the Pledged Collateral of the assignment and pledge to the Collateral Agent of the Pledged Collateral, (ii) direct the account debtors or obligors to make payment and direct the bailees to make delivery directly to the Collateral Agent, or as the Agent shall otherwise direct, of all amounts due or to become due to the Pledgors under the Pledged Collateral and (iii) collect, adjust, settle or compromise those obligations. While the Collateral Agent or the Agent is exercising any authority under this Section none of the Pledgors shall adjust, settle or compromise any obligation under the

         Pledged Collateral, release wholly or partly any account debtor or obligor in respect of those obligations, or allow any credit or discount on those obligations.

                  (h) All Other Remedies. The Collateral Agent and the Agent may exercise all other rights and/or remedies available, whether at law, in equity or otherwise.

         Section 6.02. Waiver. To the extent permitted by applicable law, each of the Pledgors waives all claims, damages and demands it may acquire against the Collateral Agent, the Agent or any of the Lenders arising out of the exercise by the Collateral Agent, the Agent or any Lender of any of their rights under this Agreement.

         Section 6.03. Remedies Cumulative. All rights and remedies of the Collateral Agent, the Agent and the Lenders existing under this Agreement and any other Loan Document are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         Section 6.04. Payments Held in Trust. All payments, funds, instruments and other items received by any Pledgor under or in respect of any Pledged Collateral shall be received in trust for the Collateral Agent, segregated from other funds of such Pledgor and promptly delivered to the Collateral Agent in the same form received, together with all necessary endorsements or Stock Powers.

         Section 6.05. Application of Funds.

         (a) Funds Applied in Accordance with Credit Agreement. The Agent shall apply all payments and proceeds received under or in respect of the Pledged Collateral and all cash proceeds received by the Collateral Agent and the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral in accordance with the Credit Agreement.

         (b) Pledgors Remain Liable. Each of the Pledgors shall remain fully liable for any deficiency if the proceeds or other realization of the Pledged Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent, the Agent or the Lenders to collect such deficiency.

         (c) Pledged Collateral In Excess of Obligations. Any amount held by the Collateral Agent under this Agreement after all the Obligations have been indefeasibly and finally paid in full in cash shall be paid over to the Pledgors or to any other Person lawfully entitled to receive payment.


                                   ARTICLE VII

               Appointment, Rights and Duties of Collateral Agent

         Section 7.01. Appointment of Collateral Agent. In accordance with the provisions of Section 8.1B of the Credit Agreement, The Chase Manhattan Bank is hereby appointed Collateral Agent hereunder and under the other Loan Documents as successor to the Original Agent and the Agent and each Lender hereby authorizes the Collateral Agent to act as its collateral agent in accordance with the terms of this Agreement and the other Loan Documents.

         Section 7.02. Agent Appointed Attorney-in-Fact. Each of the Pledgors hereby irrevocably appoints the Agent (with full power of substitution) such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Agent's discretion, to execute any instrument and to take any other action that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) Further Documents. To execute, deliver and file on behalf of and in the name of such Pledgor one or more financing statements, notices, copies of this Agreement or such other documents, and amendments and continuations to those statements or documents, relating to all or any part of the Pledged Collateral without the signature of such Pledgor where permitted by law. Each of the Pledgors agrees that a carbon, photographic or other reproduction of this Agreement, any financing statement, notice or other document covering the Pledged Collateral shall be sufficient as a financing statement where permitted by law.

                  (b) Continue Perfection. To take any and all actions on behalf of and in the name of such Pledgor, at such Pledgor's expense, which are necessary or advisable to ensure that (i) the Liens granted pursuant to this Agreement at all times constitute perfected Liens in favor of the Collateral Agent, for the ratable benefit of the Lenders, and (ii) such Liens are at all times prior to all other Liens on the Pledged Collateral and will be enforceable as such against (x) all creditors of, and purchasers from, such Pledgor, (y) any present or future creditor obtaining a Lien on the Pledged Collateral, and (z) any other third party.

                  (c) Pay Taxes. To pay or discharge taxes and Liens levied or placed on or threatened against the Pledged Collateral, to effect any repairs called for by the terms of this Agreement and to pay all or any part of the costs thereof.

                  (d) Collect Collateral. Upon the occurrence and during the continuation of an Event of Default, to ask, demand, collect, sue for, recover, compromise, receive, indorse and give acquittance, discharge and receipts for moneys or other instruments, documents and chattel paper due and to become due under or in respect of all or any part of the Pledged Collateral (whether as interest, dividend, other distribution or otherwise) and to direct any party liable for any payment under any of the Pledged Collateral to make such payment directly to the Collateral Agent or as the Agent shall direct.

                  (e) Institute Proceedings. Upon the occurrence and during the continuation of an Event of Default, to file any claims, proofs of claim, subrogation receipts or take any action or commence or institute any proceedings which the Agent may deem necessary or desirable for the collection of all or any part of the Pledged Collateral or otherwise to enforce the rights of the Collateral Agent and the Agent with respect to all or any part of the Pledged Collateral.

                  (f) Transfer Collateral Into Collateral Agent's Name. Upon the occurrence and during the continuation of an Event of Default, to transfer any Pledged Collateral into the Collateral Agent's or its nominee's name.

                  (g) Vote Pledged Collateral. Upon the occurrence and during the continuation of an Event of Default, to exercise all or any of the voting rights and other consensual rights pertaining to the Pledged Collateral.

                  (h) Other Actions. Upon the occurrence and during the continuation of an Event of Default, to take any other action it deems advisable with respect to the

         Pledged Collateral or to accomplish the purposes of this Agreement and, generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Pledged Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and such Pledgor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Pledged Collateral and the Collateral Agent's Liens thereon for the ratable benefit of the Lenders and to effect the intent of this Agreement, all as fully and effectively as the Pledgors might do.

Each of the Pledgors hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. Nothing contained in this Section
7.02 shall in any way obligate the Collateral Agent or the Agent to take or refrain from taking any of the actions specified in this Section 7.02.

         Section 7.03. Collateral Agent or Agent May Perform. If any Pledgor fails to perform any obligation under this Agreement or under or in respect of any Pledged Collateral or any representation of any Pledgor contained in this Agreement or in any document included in the Pledged Collateral shall be untrue or incorrect in any material respect, the Collateral Agent or the Agent may, but shall be under no obligation to, perform the obligation or remedy that breach, or cause it to be performed or remedied, and the expenses incurred by or on behalf of the Collateral Agent and the Agent in connection with the performance of the obligation or the remedy of the breach shall constitute Obligations.

         Section 7.04. Duties of Collateral Agent and the Agent.

         (a) Duties. The powers conferred on the Collateral Agent and the Agent by this Agreement are solely to protect the Collateral Agent's, the Agent's and the Lenders' interest in the Pledged Collateral and shall not impose on the Collateral Agent, the Agent or any Lender any duty to exercise any powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it under this Agreement, the Collateral Agent, the Agent nor any Lender shall have any duty or liability as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or as to any other rights or matters pertaining to any Pledged Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Collateral Agent treats the Pledged Collateral substantially the same as it treats similar property of its own.

         (b) Not Responsible. The Collateral Agent, the Agent and the Lenders shall not have any responsibility or liability for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Collateral Agent, the Agent or any Lender has or is deemed to have knowledge of such matters, (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral, (iii) collecting any proceeds of any Pledged Collateral or by reason of any invalidity, lack of value or uncollectability of any of the payments received by it from obligors or otherwise or (iv) any other matter in connection with any Loan Document except in respect of duties specifically undertaken by it in this Agreement and in that case none of the Collateral Agent, the Agent or any of the Lenders shall be liable to any party in the absence of gross negligence or willful misconduct.

                                  ARTICLE VIII

                             Termination and Waiver

         Section 8.01. Continuing Security Interest. This Agreement shall create a continuing security interest in, Lien on, and pledge of, the Pledged Collateral, without respect to the amount of the Obligations outstanding from time to time, and shall remain in full force and effect until the Obligations have been indefeasibly paid and otherwise performed in full in cash. Thereafter, this Agreement shall be reinstated if at any time any payment of any of the Obligations is rescinded or must otherwise be returned upon the insolvency, bankruptcy or reorganization of the Company, and Pledgor or any other Person or otherwise, all as though the payment had not been made.

         Section 8.02. Termination. Upon the indefeasible payment and performance of the Obligations in full in cash, the security interests granted by this Agreement shall terminate and all rights to the Pledged Collateral shall revert to the Pledgors. At the Pledgors' expense, the Collateral Agent shall then execute and deliver to the Pledgors the documents reasonably requested and prepared by the Pledgors to evidence the termination.

         Section 8.03. Waiver. Each of the Pledgors unconditionally waives, to the full extent permitted by law:

                  (a) Set-Off. Any defense, set-off or counterclaim which such Pledgor may otherwise assert against the Collateral Agent, the Agent or the Lenders.

                  (b) Notice, etc. Presentment, protest, demand for payment, promptness, diligence, notice of protest, notice of any other action at any time taken or omitted by the Collateral Agent, the Agent or any Lender and, generally, all demands and notices of every kind in connection with any Loan Document or the Obligations, including, without limitation:

                           (i) notice of any of the matters referred to in
                  Section 8.04; and

                           (ii) all notices which may be required by statute,
                  rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against such Pledgor under any Loan Document or as a requirement to the enforcement, assertion or exercise against such Pledgor of any right, power, privilege or remedy conferred under any Loan Document.

                  (c) Exhaust Other Remedies. Any requirement to exhaust any rights or remedies or to mitigate the damages resulting from any default under any Loan Document or any other document or any requirement to protect, secure, perfect or insure any Lien or any property subject to the Lien or take any other action against any person or any collateral or other property.

                  (d) Claims. All claims that the sale price of any Pledged Collateral was inadequate or unreasonable for any reason and all other claims to damages and demands of any nature against the Collateral Agent, the Agent and the Lenders.

                  (e) Equitable Rights. All equities and rights of appraisal, stay and redemption (whether now or hereafter existing), in each case arising out of the Collateral Agent, the Agent or the Lenders enforcing any of their rights and remedies under any Loan Document.

                  (f) Subrogation and/or Contribution. Any exoneration or release from the Obligations resulting from any loss by such Pledgor of its rights, if any, of subrogation or contribution.

                  (g) Other Circumstances. Any other circumstance whatsoever, including, without limitation, those stated in Section 8.04, which might otherwise constitute a defense to or a legal or equitable discharge or release of a guarantor or surety or a party granting security or which might otherwise limit recourse against such Pledgor.

         Section 8.04. Obligations Not Affected. The rights of the Collateral Agent, the Agent and the Lenders and the obligations of the Pledgors under this Agreement shall be absolute and unconditional, present and continuing and shall remain in full force and effect and shall not be released, discharged or in any way affected by any circumstance or condition of any nature (whether or not the Company, any Pledgor, the Collateral Agent, the Agent or any Lender shall have any notice or knowledge of the circumstance or condition), including, without limitation:

                  (a) Failure of Documents. The invalidity, illegality, unenforceability, discharge, termination, cancellation or frustration, in whole or in part, of any Obligation, Loan Document or other document.

                  (b) Failure to Exercise Rights and/or Remedies. The exercise or failure to exercise by any person any right, remedy, privilege or power under any Loan Document or other document.

                  (c) Collection Attempts. Any demand or attempt to collect from, or failure to demand or attempt to collect from, the Company, any Pledgor or any other Person under any Loan Document or other document.

                  (d) Security and Guarantees. The giving, acceptance, existence, non-existence, validity, invalidity or value of any security or collateral securing the Obligations or any guarantee of the Obligations, including, without limitation, the Pledged Collateral and the guarantees by the Pledgors, any attempt or failure to attempt to realize upon that security, collateral or guarantee or the exchange, substitution, renewal, extension, modification, compromise, release, discharge or failure to perfect for any reason that security, collateral or guarantee.

                  (e) Actions. Any change in the time, place or manner of payment or the waiver, consent, extension, renewal, indulgence, compromise, release, settlement, refunding, funding, or any other forbearance or other action taken, delayed or omitted by the Collateral Agent, the Agent, any Lender, the Company, any Pledgor, or any other Person under or in respect of any term or provision of any Obligation, Loan Document or other document.

                  (f) Modifications. The termination, modification, alteration, amendment, waiver, addition, deletion or other change to any Obligation, Loan Document or other document or any provision of any of those documents.

                  (g) Reorganizations. The liquidation, dissolution, merger or consolidation of the Company, and Pledgor or any other Person, or the transfer by the Company, any Pledgor or any other Person of all or any part of its property or assets, or the change in the ownership of any shares of capital stock of the Company, and Pledgor or any other Person.

                  (h) Bankruptcy. The voluntary or involuntary bankruptcy, receivership, liquidation, insolvency, reorganization, arrangement, assignment for the benefit of creditors or similar proceedings involving or affecting the Company, any Pledgor any other Person or any of their property.

                  (i) Release. The release or discharge, by operation of law or otherwise, of the Company, any Pledgor or any other Person from any Obligation or any provision of any Loan Document or other document.

                  (j) Other Circumstances. Any other circumstance whatsoever, foreseen or unforseen, which may or might in any manner or to any extent vary the risks of the Pledgors or otherwise constitute a defense available to or a legal or equitable discharge of or limit recourse against a surety, a guarantor or a party granting security, the Company, any Pledgor or otherwise.

                                   ARTICLE IX

                                  Miscellaneous

         Section 9.01. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile (so long as such notice sent by telefacsimile is followed within two Business Days by a notice sent by another method specified hereunder) or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Agent shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or (i) as to the Pledgors, the Collateral Agent and Agent, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to Agent.

         Section 9.02. Expenses. Each of the Pledgors, jointly and severally, agrees to pay to the Collateral Agent, the Agent and the Lenders on demand the amount of any and all expenses, including, without limitation, the fees and expenses of the Collateral Agent's, the Agent's or the Lenders' counsel, which the Collateral Agent, the Agent or any Lender may pay or incur in exercising or enforcing their rights under this Agreement.

         Section 9.03. Transfer of Notes. If any Lender shall transfer any Note held by it or grant participations in all or any of its Obligations, the transferees of the Note or the grantees of the participations, as the case may be, shall have the rights of the Lender under this Agreement in respect of the Note or Obligations.

         Section 9.04. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed will be deemed an original, but all of which taken together will constitute one and the same instrument.

         Section 9.05. Interpretation. As used in this Agreement, references to the singular will include the plural and vice versa and references to the masculine gender will include the feminine and neuter genders and vice versa, as appropriate. Unless otherwise expressly provided in this Agreement (a) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement and (b) article, section, subsection, schedule and exhibit references are references with respect to this Agreement unless otherwise specified. References in this Agreement to any law or regulation will refer to such laws and regulations as from time to time amended and to any laws or regulations successor thereto. Unless the context otherwise requires, the term "including" will mean "including, without limitation".

         Section 9.06. Descriptive Headings. The headings in this Agreement and in the Schedules, Exhibits and Annexes are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement.

         Section 9.07. Incorporation of Schedules, Exhibits and Annexes. The Schedules, Exhibits and Annexes hereto are incorporated into this Agreement and will be deemed a part hereof as if set forth herein in full. In the event of any conflict between the provisions of this Agreement and any Schedule, Exhibit or Annex, the provisions of this Agreement will control.

         Section 9.08. Amendment of Agreement. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         Section 9.09. Successors and Assigns. This Agreement will be binding upon and inures to the benefit of and is enforceable by the respective successors and permitted assigns of the parties hereto. This Agreement may not be assigned by any party hereto without the prior written consent of all other parties hereto except for the assignment of all or any part of the rights and obligations of the Collateral Agent under this Agreement, which may be assigned by the Collateral Agent as provided in Section 8.1B and 9.1 of the Credit Agreement. Any assignment or attempted assignment in contravention of this Section will be void ab initio and will not relieve the assigning party of any obligation under this Agreement.

         Section 9.10. No Waiver; Remedies. No failure or delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege will not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement and the other Loan Documents will be cumulative and not exclusive of any rights or remedies provided by law.

         Section 9.11. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         Section 9.12. Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the state of New York applicable to contracts executed in and to be performed entirely within that state.

         Section 9.13. No Third-Party Rights. This Agreement is not intended, and will not be construed, to create any rights in any parties other than the Pledgors, the Collateral Agent, the Agent and the Lenders, and no Person may assert any rights as third-party beneficiary hereunder, except as provided in
Section 5.12.

         Section 9.14. Submission to Jurisdiction. Any Action with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and each of the Pledgors, the Collateral Agent, the Agent and the Lenders hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of these courts. Each of the Pledgors, the Collateral Agent, the Agent and the Lenders hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any Action in those jurisdictions.

         Section 9.15. Waiver of Jury Trial. Each party waives any right to a trial by jury in any Action to enforce or defend any right under this Agreement or any amendment, instrument, document or agreement delivered or to be delivered in connection with this Agreement and agrees that any Action will be tried before a court and not before a jury.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above in New York, New York.

AGENT:
                                              CERBERUS CAPITAL MANAGEMENT, LLC,
Address:                                        as Agent for the Lenders
450 Park Avenue
New York, New York 10022
Attention: Joyce Johnson-Miller
Telephone:  (212) 891-2119                    By:______________________________
Facsimile:  (212) 750-5212                       Name:
                                                 Title:


COLLATERAL AGENT:
                                              THE CHASE MANHATTAN BANK, as
Address:                                        Collateral Agent for the Lenders
450 West 33rd Street
14th Floor
New York, New York  10001
Telephone: (212) 946-3200                     By:______________________________
Facsimile: (212) 946-8302                        Name:
                                                 Title:

PLEDGOR:

Address:                                      NSHS SERVICES, INC.
c/o Northstar Health Services, Inc.
The Atrium
665 Philadelphia Street
P.O. Box 1289                                 By:______________________________
Indiana, Pennsylvania 15701                      Name:
Attention:  Thomas W. Zaucha                     Title:
Telephone: (724) 465-3200
Facsimile:  (724) 465-3726

                                                                   SCHEDULE 4.09
                                                                              to
                                   AMENDED AND RESTATED COMPANY PLEDGE AGREEMENT

                                 Pledged Shares
                                 --------------

                               Authorized         Issued and
         Issuer                  Shares           Outstanding           Pledged Shares
         ------                ----------         -----------           --------------
Keystone Rehabilitation
         Systems, Inc.            2,000               2,000                 2,000

Keystone Rehabilitation
         Management Inc.            100                 100                   100

Northstar Medical
         Services, Inc.           1,000               1,000                 1,000

Northstar Diagnostic
         Services, Inc.           1,000               1,000                 1,000

Vascusonics Inc.                    100                 100                   100

                                                                   SCHEDULE 4.10
                                                                              to
                                   AMENDED AND RESTATED COMPANY PLEDGE AGREEMENT

                                  Pledged Debt
                                  ------------

         Obligor                                         Pledged Debt
         -------                                         ------------
                                      None.